                                                                Exhibit 10.81

                                                         MESA AIR GROUP, INC.


Letter of understanding between Mesa Air Group, Inc. and Raytheon Aircraft Company (RAC) April 12, 1996.

        1. The [CONFIDENTIAL PORTION DELETED] 1900 Ds for delivery subsequent to [CONFIDENTIAL PORTION DELETED] be financed according to Attachment A as amended.

        2. The remaining [CONFIDENTIAL PORTION DELETED] 1900 Ds [CONFIDENTIAL PORTION DELETED] will be financed in accordance with the following:

           A. [CONFIDENTIAL PORTION DELETED] will be [CONFIDENTIAL PORTION DELETED] in the leases [CONFIDENTIAL PORTION DELETED] and financing will be [CONFIDENTIAL PORTION DELETED]

           B.   Term will be [CONFIDENTIAL PORTION DELETED].

           C. The Mesa [CONFIDENTIAL PORTION DELETED] deposit per aircraft will be applied to reduce the principal value.

           D. An additional principal reduction payment of [CONFIDENTIAL PORTION DELETED] will be required by Mesa to eliminate [CONFIDENTIAL PORTION DELETED]. Payment will be adjusted and applied as appropriate to each aircraft taking into account [CONFIDENTIAL PORTION DELETED] as follows:

                (1) [CONFIDENTIAL PORTION DELETED] Mesa in accordance with [CONFIDENTIAL PORTION DELETED].

                (2) [CONFIDENTIAL PORTION DELETED] on remaining 1900 aircraft to be returned.

           E.   The [CONFIDENTIAL PORTION DELETED] will be divided as follows:
                [CONFIDENTIAL PORTION DELETED] retained by Mesa and applied to [CONFIDENTIAL PORTION DELETED] in accordance with [CONFIDENTIAL PORTION DELETED]. [CONFIDENTIAL PORTION DELETED] will be kept by Raytheon Aircraft as [CONFIDENTIAL PORTION DELETED].

           F. The interest rate will be [CONFIDENTIAL PORTION DELETED]. [CONFIDENTIAL PORTION DELETED].

           G. No [CONFIDENTIAL PORTION DELETED] while [CONFIDENTIAL PORTION DELETED].

Letter of Understanding
Mesa Air Group, Inc. and Raytheon
April 12, 1996

Page 2

             H. Mesa has the option to [CONFIDENTIAL PORTION DELETED] by notifying RAC. RAC will [CONFIDENTIAL PORTION DELETED] on the [CONFIDENTIAL PORTION DELETED].

             I. The fixed payment of [CONFIDENTIAL PORTION DELETED] will be for [CONFIDENTIAL PORTION DELETED] since [CONFIDENTIAL PORTION DELETED]. [CONFIDENTIAL PORTION DELETED] paid by Mesa after [CONFIDENTIAL PORTION DELETED].

             J. Entire [CONFIDENTIAL PORTION DELETED] with the exception of [CONFIDENTIAL PORTION DELETED] will be accomplished by [CONFIDENTIAL PORTION DELETED].

        3.   All terms are strictly confidential between Mesa and RAC.

RAYTHEON AIRCRAFT COMPANY                       MESA AIR GROUP, INC.
By                                              By


/s/ DANIEL K. SMART                             /s/ W. STEPHEN JACKSON
- --------------------------------                ------------------------------
Daniel K. Smart                                 W. Stephen Jackson
Vice President - Treasurer                      Chief Financial Officer

ATTACHMENT A

                      RAYTHEON AIRCRAFT CREDIT CORPORATION
                    MESA AIR GROUP 1995-96 FINANCE PROPOSAL
                           BEECH MODEL 1900D AIRCRAFT
                 DELIVERIES FROM [CONFIDENTIAL PORTION DELETED]

                                                           Final Deal With Mesa

Aircraft Selling Price                          [CONFIDENTIAL PORTION DELETED]

Down Payment                                    [CONFIDENTIAL PORTION DELETED]

Amount Financed                                 [CONFIDENTIAL PORTION DELETED]


[CONFIDENTIAL PORTION DELETED] year finance;
[CONFIDENTIAL PORTION DELETED] payments in
[CONFIDENTIAL PORTION DELETED].
        [CONFIDENTIAL PORTION DELETED] fixed    [CONFIDENTIAL PORTION DELETED]
          payments; no interest
        [CONFIDENTIAL PORTION DELETED]          [CONFIDENTIAL PORTION DELETED]
        [CONFIDENTIAL PORTION DELETED]
                                                [CONFIDENTIAL PORTION DELETED]
        [CONFIDENTIAL PORTION DELETED] due      [CONFIDENTIAL PORTION DELETED]
          with [CONFIDENTIAL PORTION DELETED]

- ---------------
[CONFIDENTIAL PORTION DELETED].